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Registration Rights

Commencing nine months from the date of the closing of the Offering or six months after a Qualified Public Offering (as defined above), holders of an aggregate of a least two-thirds or more of the Common Stock issued (the "Registrable Securities") may require on one occasion that the Company to use its best efforts to effect a registration under the Securities Act of 1933, as amended (the "Act"), of all Registrable Securities. In addition, if the Company proposes to register any of its securities under the Act for its own account, the Company is required each such time to notify each holder of Registrable Securities and to include in the registration all Registrable Securities which such holders may request to be included. The registration rights of the holders of the Registrable Securities are subject to certain conditions and limitations including the right of an underwriter to limit the number of shares being registered, and for the Company to complete its audited financial statements and the requisite fining of its annual report (Form 10-K) with the Securities and Exchange Commission.

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